Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Scudder Greater Europe Fund, a series of Scudder International Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



January 3, 2006                    /s/Vincent J. Esposito
                                   -------------------------
                                   Vincent J. Esposito
                                   President
                                   Scudder Greater Europe Fund, a series of
                                   Scudder International Fund, Inc.

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Greater Europe Fund, a series of Scudder International Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


January 3, 2006                      /s/Paul Schubert
                                     ------------------------
                                     Paul Schubert
                                     Chief Financial Officer and Treasurer
                                     Scudder Greater Europe Fund, a series of
                                     Scudder International Fund, Inc.